CAPITAL MANAGEMENT (Tables)	9 Months Ended
Sep. 30, 2025
Capital Management
SCHEDULE OF CAPITAL STRUCTURE

	As of September 30, 2025	As of December 31, 2024
	USD’000	USD’000
Note payable	2,428	5,187
Amounts owed to related parties	391	272
Total debts	2,819	5,459
Less: Cash and cash equivalents	(1,927)	(1,047)
Net debts	892	4,412
Equity attributable to shareholders of the Company	26,657	25,553
Gearing ratio	3%	17%